Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(August 15, 2016)

This Amendment to Terminaling Services Agreement is made as of the 15th day of August, 2016 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.      Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.      Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.       Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.       Amendments.

2.1       Terminal Facility. Terminal agrees, pursuant to the terms and provisions of the Agreement, to reserve at its terminaling facility located at 3206 Gribble St., N. Little Rock, AR (the “North Little Rock Facility”) dedicated storage for Customer’s Products in tanks having gross shell capacity of 176,559 barrels and the North Little Rock Facility will be deemed a “Terminal Facility” for purposes of the Agreement.

2.2       Term. The initial term with respect to the North Little Rock Facility shall commence on August 15, 2016, and continue for a period of one (1) year (the “Initial Term”). The agreement for storage at the North Little Rock Facility shall automatically renew for successive one year terms after the end of the Initial Term (each such renewal term, the “Renewal Term” and, collectively, the “Renewal Terms”) unless either party notifies the other party in writing at least one hundred twenty (120) days prior to expiration of the Initial Term or the then current Renewal Term for the North Little Rock Facility, as applicable, of its intent to cancel this agreement, in which event this agreement will terminate with respect to the North Little Rock Facility at the end of such Initial Term or such Renewal Term, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3       Charges. Customer agrees to pay the per barrel storage rate listed on Schedule B for the North Little Rock Facility (the “Storage Rates”) on a monthly basis for the product volumes listed on Schedule B (the “Stipulated Volumes”) and Customer further agrees to pay any applicable Excess Storage Fees and Ancillary and Additive Services Fees as provided in the Agreement.

2.4       Schedules. Schedules A, B and C of the Agreement shall be amended to reflect the foregoing and the addition of the North Little Rock Facility.

3.       No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By: /s/ Ken Fenton

Name: Ken Fenton

Title: Executive Vice President

APEX OIL COMPANY, INC.

By: /s/ Christopher J. Schmitt

Name: Christopher J. Schmitt

Title: Chief Financial Officer

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE A

(Effective as of August 15, 2016)1

TERMINAL FACILITIES AND INITIAL CONTRACT TERMS

Terminal Facility	Initial Contract Term
Albany	2 Year
Baltimore	3 Years
Blakeley Island	N/A
Chesapeake	2 Years
Gates	1 Year
Glenmont	2 years
Greensboro	3 years Commencing 1-1-2015
Jacksonville	3 Years
Newark	5 Years
North Little Rock	1 Year Commencing 8-15-2016
Salisbury	3 Years Commencing when tanks are available for service
St. Louis	1 Year Commencing 1-1-2016

1 This Amended Schedule A reflects all revisions to the Agreement as of August 15, 2016.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of August 15, 2016)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Island	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	North Little Rock	Salisbury	St. Louis	Total
Stipulated Volumes/bbl	612,062	853,900	N/A	78,400	101,178	1,780,140	664,107	251,618	433,000	176,559	147,123		5,098,087 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500				500
Asphalt Stipulated Volumes/bbl				165,000								347,820	512,820

This Amended Schedule B reflects all revisions to the Agreement as of August 15, 2016.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of August 15, 2016)

STORAGE RATES PER BARREL*

	Albany	Baltimore	Blakeley Island	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	North Little Rock	Salisbury	St. Louis
Storage Rates/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Biodiesel Storage Rates/bbl									$[**]
Asphalt Storage Rates/bbl				$[**]								$[**]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany	Baltimore	Blakeley Island	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	North Little Rock	Salisbury	St. Louis
Generic Gas Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Proprietary Gas Additive/bbl	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ethanol Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Biodiesel Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Gasoline Blendstocks/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Red Dye Injection/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Lubricity Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Cold Flow Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A	$[**]	$[**]	$[**]	$[**]	N/A
Octane Booster Blending/bbl	$[**]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rail Car Unloading/bbl	$[**]	N/A	N/A	$[**]	N/A	N/A	N/A	$[**]	N/A	N/A	N/A	N/A
Barge Imports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Barge Exports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Pipeline Service Fee/month	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Pipeline Throughput Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A
Truck Unloading Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Asphalt Heating Charge (per heater)	N/A	N/A	N/A	at cost	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$[**]/ hour
Tank Transfer Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Ethanol Truck Loading Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of August 15, 2016.